Exhibit 10.5
                                                                          Chalet

                                FOURTH AMENDMENT
                                       TO
                         AGREEMENT FOR PURCHASE AND SALE

     This Fourth Amendment to Agreement for Purchase and Sale (this "Amendment"), dated September 10, 2001, is made among Garden Chalet I L.P., a Delaware limited partnership ("Chalet I Seller") and Chalet II Associates, a Kansas general partnership ("Chalet II Seller"), each with offices at 1800 Valley View Lane, Ste. 300, Dallas, TX 75234 (Chalet I Seller and Chalet II Seller being collectively referred to as "Seller"), and KelCor, Inc., a Missouri corporation ("Assignor"), Chalet I Acquisition, L.L.C., a Kansas limited liability company ("Chalet I Purchaser"), and Chalet II Acquisition, L.L.C., a Kansas limited liability company ("Chalet II Purchaser")(Chalet I Purchaser and Chalet II Purchaser being collectively referred to as "Purchaser"), each with offices at 104 Armour Road, North Kansas City, Missouri 64116.

                                    Recitals:

     A. Seller and Assignor entered into a certain Agreement for Purchase and Sale dated effective as of June 25, 2001 (as amended, the "Agreement"), which Agreement is for the sale and purchase of certain property located in Collin County, Texas and described in the Agreement.

     B. Assignor desires to assign its interest in the Agreement to Purchaser and Purchaser and Seller desire to modify the Agreement, as set forth in this Amendment.

     C. All capitalized terms used in this Amendment and not separately defined shall have the meanings ascribed to such terms in the Agreement.

     Now, therefore, Purchaser and Seller agree as follows:

     1. The Agreement shall remain in full force and effect, as modified by this Agreement.

     2. Assignor hereby assigns all of its right, title and interest in and to the Agreement and the Deposit to Purchaser. Purchaser accepts such assignment and agrees to perform all of the obligations of the Purchaser contained in the Agreement. Chalet I Purchaser shall take title to the Chalet I Property at Closing. Chalet II Purchaser shall take title to the Chalet II Property at Closing.

     3. The Assumption Period shall expire on September 20, 2001.

     4. The Closing Date shall be September 27, 2001.

     IN WITNESS WHEREOF, the parties have executed this Amendment.

           Seller:                        Garden Chalet I L.P.

                                 By:      Garden National Realty, Inc.,
                                          its general partner

                                          By: /s/ Bruce A. Endendyk
                                          Name:   Bruce A. Endendyk
                                          Title:  Executive Vice President

                                 Chalet II Associates,
                                 a Kansas general partnership

                                 By:      National Operating, L.P.,
                                          its general partner

                                          By:   NRLP Management Corp.
                                                its general partner

                                                By: /s/ Bruce A. Endendyk
                                                Name:   Bruce A. Endendyk
                                                Title:  Executive Vice President

           Assignor:             KelCor, Inc.

                                 By: /s/ David L. Johnson
                                 Name:   David L. Johnson
                                 Title:  Vice President

           Chalet I Purchaser:            Chalet I Acquisition, L.L.C.

                                 By: Daniel W. Pishny
                                     Manager

           Chalet II Purchaser:           Chalet II Acquisition, L.L.C.

                                 By: Daniel W. Pishny
                                     Manager


                                        2